UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2010
FLOWSERVE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)
(972) 443-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 29, 2010, Flowserve Corporation, a New York corporation (the “Company”), issued a press release announcing bookings for the fourth quarter and year ended December 31, 2009 and reporting backlog at December 31, 2009. The Company also announced its expected 2009 earnings per share as being at or above the high end of its previously announced target range. In addition, the Company announced its expected 2010 earnings per share target range. The Company confirmed its previously announced plans to announce its fourth quarter and full year 2009 financial results on February 24, 2010 and hold its conference call on Thursday, February 25. A copy of the aforementioned press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
     On January 29, 2010, the Company announced as part of its ongoing strategy to drive an enhanced customer-facing organization that its Flowserve Pump Division and the Flow Solutions Division have been strategically integrated into the new Flow Solutions Group (“FSG”), effective January 1, 2010. FSG has been further divided into two reportable segments based on type of product: Engineered and Industrial. The new FSG will be led by Tom Ferguson, senior vice president and president of FSG, and the former president of the Flowserve Pump Division. Andy Beall, the former president of the Flow Solutions Division and Chief Information Officer, previously announced his retirement from the Company effective April 1, 2010.
     The division reorganization described above had no effect on the Company’s reportable segments in 2009. Beginning in the first quarter of 2010, the Company will report its financial information reflecting three reporting segments consisting of FSG Engineered, FSG Industrial and the existing Flow Control Division, which remains unchanged.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 29, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION
Dated: January 29, 2010	By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 29, 2010.